 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2017

United Mortgage Trust
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-32409	75-6493585
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Municipal Way, Grapevine, Suite 220 Texas 76051
(Address of principal executive offices) (Zip Code)

(214) 237-9305
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 27, 2017, United Mortgage Trust, a Maryland real estate investment trust (the “Company”) received an Order dated September 22, 2017 issued by the U.S. Securities and Exchange Commission (the “Commission”), via Release No. 81688, commencing an Administrative Proceeding (File No. 3-18201) alleging that the Company failed to comply with Exchange Act Section 13(a) and Rules 13a-1 and 13a-13 thereunder (the “Allegations”) by failing to file periodic reports since September 15, 2015. The Commission seeks revocation of the registration of the Company’s securities under the symbol UDMG.

The Company does not intend to contest the Allegations and is negotiating the entry into a consent Order Making Findings and Revoking Registration of Securities Pursuant to Section 12(j) of the Securities Exchange Act of 1934. Upon completion of the independent auditor’s audit of the financial statements for the fiscal years ended December 31, 2015 and 2016, the Registrant intends to file a Registration Statement on Form 10 with the Commission to satisfy the requirements related to maintaining current and accurate information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Mortgage Trust

Dated: October 12, 2017	By:	/s/ Stuart Ducote
Stuart Ducote
President and Chief Financial Officer